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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

NAME OF SUBSIDIARY                                    PLACE OF INCORPORATION
------------------                                    ----------------------
Timm Medical Technologies, Inc.                              Delaware